UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4563

Oppenheimer Limited-Term Government Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 3/28/2013

Item 1. Reports to Stockholders.

3	31	2013

SEMIANNUAL REPORT

Oppenheimer Limited-Term Government Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 3/28/13

	Class A Shares of the Fund		Barclays U.S. Government Bond Index	Barclays U.S. 1-3 Year Government Bond Index
	Without Sales Charge	With Sales Charge
6-Month	0.00%	–2.25%	–0.22%	0.19%
1-Year	1.65	–0.64	3.01	0.65
5-Year	2.27	1.81	4.36	1.91
10-Year	2.46	2.23	4.53	2.78

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

March 28, 2013 was the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through March 31, 2013.

2	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Fund Performance Discussion

During a period in which the coordinated, accommodative monetary policies of the world’s major central banks put downward pressure on yields of short-term sovereign debt obligations, including U.S. government securities, the Fund’s Class A shares (without sales charge) returned 0.00%. On a relative basis, the Fund outperformed the Barclays U.S. Government Bond Index, which returned -0.22%, and underperformed the Barclays U.S. 1-3 Year Government Bond Index, which returned 0.19%.

MARKET OVERVIEW

The Federal Reserve’s (the “Fed’s”) target for short-term interest rates remained in a range between 0% and 0.25% throughout the reporting period, which effectively anchored yields of short-term debt instruments near historical lows. During the reporting period, central banks throughout the globe announced new accommodative policy measures intended to stimulate greater economic growth, and the global economy generally continued to improve despite weakness in Europe. In the U.S., the Federal Reserve (the “Fed”) embarked on a new round of open-ended quantitative easing involving monthly purchases of $40 billion of mortgage-backed securities issued by U.S. government agencies. The U.S. economy continued to grow, with the housing market being a bright spot as home prices rose and residential investment contributed to growth. Meanwhile, the head of the European Central Bank (the “ECB”) reassured investors that his institution was committed to supporting the euro, and the ECB signaled its intention to purchase massive amounts of debt from troubled members of the European Union. However, the Eurozone remained mired in recession and despite the ECB’s measures, Italian political tensions and troubles in Cyprus reminds us that a comprehensive solution remains distant. In China, a new government was widely expected to adopt more stimulative monetary and fiscal policies. Even in Japan, which had been mired in economic weakness for years, new government leadership adopted economic policies designed to promote export activity by reducing the value of the yen against most other major currencies.

The market environment was more favorable to higher-yielding bonds, which rallied in response to these developments. Among U.S. government securities, agency-backed residential mortgage securities lagged broader U.S. market averages during the fourth quarter of 2012 when prepayment risks increased, but they largely made up lost ground over the first three months of 2013. However, expectations of an eventual increase in interest rates hampered results from long-term U.S. Treasury securities.

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	3

FUND REVIEW

The Fund’s flat return was driven by the modest results of its largest investments, U.S. government agency bonds and agency residential mortgage-backed securities (“RMBS”). A smaller allocation to commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”) also provided slight positive performance for the Fund. The Fund continued to favor spread products over government debt this period and it had limited exposure to U.S. Treasuries, which is a positioning we expect to maintain for the foreseeable future. We maintained the Fund’s average duration in a generally market-neutral position during the period.

STRATEGY & OUTLOOK

The unprecedented policy response of the Fed, and other global policymakers, to slowing global growth is a game changer in our view. Quantitative easing throughout the globe effectively pushes investors away from a dwindling supply of low yielding “safe” assets into credit: a massive liquidity-driven trend that we believe the Fund is well-positioned for. We expect all of the stimulative measures to have a positive effect on economies and investor sentiment globally. We believe China’s growth bottoming out is a harbinger of better economic news for the entire global economy.

Krishna Memani Portfolio Manager

Peter A. Strzalkowski, CFA Portfolio Manager

4	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Top Holdings and Allocations*

PORTFOLIO ALLOCATION

Mortgage-Backed Obligations:
Government Agency	45.4%
Non-Agency	6.5
U.S. Government Obligations	32.6
Short-Term Notes	12.4
Asset-Backed Securities	3.1

Portfolio holdings and allocations are subject to change. Percentages are as of March 28, 2013, and are based on the total market value of investments.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	93.0%
AA	0.8
A	2.7
BBB	2.4
BB	0.4
CCC	0.5
D	0.2
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of March 28, 2013, and are subject to change. Except for securities labeled “Unrated,” and except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

*March 28, 2013, was the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through March 31, 2013.

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	5

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 3/28/13

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPGVX)	3/10/86	0.00%	1.65%	2.27%	2.46%
Class B (OGSBX)	5/3/93	–0.39%	0.85%	1.49%	2.01%
Class C (OLTCX)	2/1/95	–0.39%	0.85%	1.49%	1.69%
Class I (OLTIX)	12/28/12	0.08%*	N/A	N/A	N/A
Class N (OLTNX)	3/1/01	–0.15%	1.35%	1.99%	2.18%
Class Y (OLTYX)	1/26/98	0.15%	1.95%	2.55%	2.73%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 3/28/13
	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPGVX)	3/10/86	–2.25%	–0.64%	1.81%	2.23%
Class B (OGSBX)	5/3/93	–4.34%	–3.13%	1.31%	2.01%
Class C (OLTCX)	2/1/95	–1.38%	–0.14%	1.49%	1.69%
Class I (OLTIX)	12/28/12	0.08%*	N/A	N/A	N/A
Class N (OLTNX)	3/1/01	–1.13%	0.35%	1.99%	2.18%
Class Y (OLTYX)	1/26/98	0.15%	1.95%	2.55%	2.73%

*Performance since inception.

STANDARDIZED YIELDS
For the 30 Days Ended 3/31/13
Class A	1.39%
Class B	0.63%
Class C	0.63%
Class I	1.74%
Class N	1.12%
Class Y	1.72%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25%; for Class B shares, the contingent deferred sales charge of 4% (1-year) and 1% (5-year); and for Class C and N

6	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

shares, the contingent deferred sales charge of 1% for the 1-year period. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

Standardized yield is based on net investment income for the 30-day period ended 3/31/13 and the maximum offering price at the end of the period for Class A shares and the net asset value for Class B, Class C, Class I, Class N and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

March 28, 2013 was the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes to Financial Statements.

The Fund’s performance is compared to the performance of the Barclays U.S. Government Bond Index and the Barclays U.S. 1-3 Year Government Bond Index. The Barclays U.S. Government Bond Index is a market-weighted index of U.S. government securities with maturities of 1 year or more. The Barclays U.S. 1-3 Year Government Bond Index is an index of U.S. Government securities with maturities of 1 to 3 years. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	7

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 28, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Fund Expenses  Continued

Actual	Beginning Account Value October 1, 2012	Ending Account Value March 28, 2013	Expenses Paid During 6 Months Ended March 28, 2013[1,2]
Class A	$1,000.00	$1,000.00	$3.93
Class B	1,000.00	996.10	7.86
Class C	1,000.00	996.10	7.86
Class I	1,000.00	1,000.80	1.17
Class N	1,000.00	998.50	5.41
Class Y	1,000.00	1,001.50	2.46

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.60	3.97
Class B	1,000.00	1,016.67	7.94
Class C	1,000.00	1,016.67	7.94
Class I	1,000.00	1,022.22	2.33
Class N	1,000.00	1,019.13	5.46
Class Y	1,000.00	1,022.07	2.48

1. Actual expenses paid for Classes A, B, C, N and Y are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period). Actual expenses paid for Class I are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 91/365 to reflect the period from December 28, 2012 (inception of offering) to March 28, 2013.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period).

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	9

Fund Expenses  Continued

Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended March 28, 2013 for Classes A, B, C, N and Y and for the period from December 28, 2012 (inception of offering) to March 28, 2013 for Class I are as follows:

Class	Expense Ratios
Class A	0.80%
Class B	1.60
Class C	1.60
Class I	0.47
Class N	1.10
Class Y	0.50

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS    March 28, 2013*

	Principal Amount	Value

Asset-Backed Securities—3.8%
American Credit Acceptance Receivables Trust 2012-3, Automobile Receivable Nts.: Series 2012-3, Cl. A, 1.64%, 11/15/16[1]	$1,432,483	$1,432,791
Series 2012-3, Cl. C, 2.78%, 9/17/18[1]	840,000	839,873
AmeriCredit Automobile Receivables Trust 2010-4, Automobile Receivables-Backed Nts., Series 2010-4, Cl. E, 6.40%, 4/9/18[2]	250,000	271,223
AmeriCredit Automobile Receivables Trust 2012-1, Automobile Receivables-Backed Nts., Series 2012-1, Cl. C, 2.67%, 1/8/18	2,900,000	3,022,184
AmeriCredit Automobile Receivables Trust 2012-4, Automobile Receivables-Backed Nts., Series 2012-4, Cl. D, 2.68%, 10/9/18	1,600,000	1,646,946
AmeriCredit Automobile Receivables Trust 2012-5, Automobile Receivables-Backed Nts., Series 2012-5, Cl. D, 2.35%, 12/10/18	3,375,000	3,426,965
AmeriCredit Automobile Receivables Trust 2013-1, Automobile Receivables-Backed Nts., Series 2013-1, Cl. D, 2.09%, 2/8/19	2,630,000	2,634,425
Avis Budget Rental Car Funding AESOP LLC, Automobile Receivable Nts., Series 2011-3A, Cl. B, 4.74%, 11/20/17[1]	430,000	466,995
Capital Auto Receivables Asset Trust 2013-1, Automobile Receivables Nts., Series 2013-1, Cl. D, 2.19%, 9/20/21	1,710,000	1,709,590
CarMax Auto Owner Trust 2013-1, Automobile Receivables Nts., Series 2013-1, Cl. D, 1.99%, 8/15/19	285,000	285,797
CPS Auto Trust, Automobile Receivable Nts., Series 2012-C, Cl. A, 1.82%, 12/16/19[1]	1,436,038	1,443,334
Credit Acceptance Auto Loan Trust, Automobile Receivable Nts.: Series 2012-2A, Cl. A, 1.52%, 3/16/20[1]	1,420,000	1,429,661
Series 2012-2A, Cl. B, 2.21%, 9/15/20[1]	705,000	712,186
DSC Floorplan Master Owner Trust, Automobile Receivable Nts., Series 2011-1, Cl. A, 3.91%, 3/15/16	4,000,000	4,061,552
DT Auto Owner Trust 2010-1A, Automobile Receivable Nts., Series 2010-1A, Cl. D, 5.92%, 9/15/16[1]	2,225,975	2,238,078
DT Auto Owner Trust 2012-2, Automobile Receivable Nts., Series 2012-2, Cl. D, 4.35%, 3/15/19[1]	3,630,000	3,757,874
Enterprise Fleet Financing LLC, Automobile Receivable Nts., Series 2012-2, Cl. A2, 0.72%, 4/20/18[1]	570,000	570,237
Exeter Automobile Receivables Trust, Automobile Receivable Nts., Series 2012-2A, Cl. C, 3.06%, 7/16/18[1]	65,000	65,951
First Investors Auto Owner Trust 2012-1A, Automobile Receivables Nts., Series 2012-1A, Cl. D, 5.65%, 4/15/18[1]	325,000	348,662
Santander Drive Auto Receivables Trust 2011-1, Automobile Receivables Nts., Series 2011-1, Cl. D, 4.01%, 2/15/17	1,665,000	1,740,780
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17[2]	668,423	670,975
Santander Drive Auto Receivables Trust 2012-5, Automobile Receivables Nts.: Series 2012-5, Cl. C, 2.70%, 8/15/18	4,480,000	4,678,964
Series 2012-5, Cl. D, 3.30%, 9/17/18	2,140,000	2,213,714
Santander Drive Auto Receivables Trust 2012-6, Automobile Receivables Nts., Series 2012-6, Cl. D, 2.52%, 9/17/18	6,620,000	6,730,150

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	11

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value

Asset-Backed Securities Continued
Santander Drive Auto Receivables Trust 2012-AA, Automobile Receivables Nts., Series 2012-AA, Cl. D, 2.46%, 12/17/18[1]	$495,000	$503,542
Santander Drive Auto Receivables Trust 2013-1, Automobile Receivables Nts., Series 2013-1, Cl. D, 2.80%, 1/15/19	2,165,000	2,167,226
Santander Drive Auto Receivables Trust 2013-2, Automobile Receivables Nts., Series 2013-2, Cl. D, 2.70%, 3/15/19	2,825,000	2,826,832
United Auto Credit Securitization Trust 2012-1, Automobile Receivables Nts.: Series 2012-1, Cl. A2, 1.10%, 3/16/15	1,420,000	1,420,497
Series 2012-1, Cl. B, 1.87%, 9/15/15	2,415,000	2,416,211
Series 2012-1, Cl. C, 2.52%, 3/15/16	1,745,000	1,745,794
Total Asset-Backed Securities (Cost $57,086,797)		57,479,009
Mortgage-Backed Obligations—63.4%
Government Agency—55.4%
FHLMC/FNMA/FHLB/Sponsored—53.8%
Federal Home Loan Mortgage Corp.: 3.50%, 4/1/43[3]	12,865,000	13,541,920
4.50%, 5/1/19	135,445	144,271
6%, 5/15/18-10/15/29	6,865,553	7,472,904
6.50%, 4/1/18-4/1/34	3,869,617	4,331,667
7%, 8/1/16-10/1/37	2,264,808	2,632,631
7.50%, 1/1/32-9/15/33	5,474,165	6,674,582
8%, 4/1/16	412,023	436,053
8.50%, 3/15/31	153,354	185,731
9%, 8/1/22-5/1/25	177,332	199,634
10%, 8/16/21	42,956	44,237
11%, 12/15/20	36,702	42,808
11.50%, 6/1/20-11/1/20	27,734	28,114
12%, 6/15/15	2,590	2,655
12.50%, 7/1/19	4,714	4,838
13%, 8/1/15	8,001	8,170
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Series 1095, Cl. D, 0.90%, 6/15/21[4]	7,415	7,472
Series 151, Cl. F, 9%, 5/15/21	26,625	30,510
Series 1695, Cl. F, 2.332%, 3/15/24[4]	1,691,968	1,738,767
Series 2035, Cl. PC, 6.95%, 3/15/28	1,085,836	1,264,983
Series 2084, Cl. ZC, 6.50%, 8/15/28	577,954	654,836
Series 2116, Cl. ZA, 6%, 1/15/29	843,390	958,040
Series 2122, Cl. FD, 0.553%, 2/15/29[4]	869,425	873,622
Series 2132, Cl. FN, 1.104%, 3/15/29[4]	1,324,827	1,346,811
Series 2148, Cl. ZA, 6%, 4/15/29	1,476,739	1,675,021
Series 2195, Cl. LH, 6.50%, 10/15/29	2,148,712	2,466,796
Series 2220, Cl. PD, 8%, 3/15/30	289,431	343,986
Series 2281, Cl. Z, 6.50%, 2/15/31	2,824,583	3,243,109
Series 2319, Cl. BZ, 6.50%, 5/15/31	4,390,804	5,042,285
Series 2326, Cl. ZP, 6.50%, 6/15/31	939,335	1,083,005
Series 2344, Cl. FP, 1.153%, 8/15/31[4]	721,097	738,521
Series 2368, Cl. TG, 6%, 10/15/16	114,083	120,518
Series 2392, Cl. FB, 0.803%, 1/15/29[4]	223,892	226,455
Series 2396, Cl. FE, 0.803%, 12/15/31[4]	353,496	358,276
Series 2401, Cl. FA, 0.853%, 7/15/29[4]	294,779	298,464
Series 2427, Cl. ZM, 6.50%, 3/1/32	212,037	244,664
Series 2464, Cl. FI, 1.203%, 2/15/32[4]	467,268	478,113

12	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates Continued
Series 2470, Cl. LF, 1.203%, 2/15/32[4]	$478,055	$489,150
Series 2471, Cl. FD, 1.203%, 3/15/32[4]	699,243	715,612
Series 2481, Cl. AF, 0.753%, 3/15/32[4]	408,422	413,089
Series 2500, Cl. FD, 0.703%, 3/15/32[4]	604,843	611,143
Series 2504, Cl. FP, 0.703%, 3/15/32[4]	795,034	803,381
Series 2526, Cl. FE, 0.603%, 6/15/29[4]	742,132	746,811
Series 2530, Cl. FD, 0.703%, 2/15/32[4]	931,652	941,934
Series 2538, Cl. F, 0.803%, 12/15/32[4]	108,847	110,093
Series 2550, Cl. FI, 0.553%, 11/15/32[4]	491,641	492,818
Series 2551, Cl. FD, 0.603%, 1/15/33[4]	731,432	736,424
Series 2627, Cl. KM, 4.50%, 6/1/18	1,802,028	1,916,641
Series 2668, Cl. AZ, 4%, 9/1/18	768,547	812,243
Series 2676, Cl. KY, 5%, 9/15/23	2,714,297	3,002,363
Series 2708, Cl. N, 4%, 11/1/18	1,650,718	1,728,895
Series 2843, Cl. A, 4.96%, 9/1/31	2,973,986	2,986,843
Series 3013, Cl. GA, 5%, 6/1/34	2,883,564	3,010,675
Series 3025, Cl. SJ, 24.005%, 8/15/35[4]	248,170	365,622
Series 3134, Cl. FA, 0.503%, 3/15/36[4]	9,256,231	9,293,061
Series 3342, Cl. FT, 0.653%, 7/15/37[4]	4,407,423	4,424,951
Series 3465, Cl. HA, 4%, 7/1/17	437,870	450,751
Series 3617, Cl. DC, 4%, 7/1/27	2,731,746	2,790,478
Series 3647, Cl. BD, 3%, 12/1/19	17,790,907	18,210,652
Series 3804, Cl. WJ, 3%, 3/1/39	15,950,884	16,294,730
Series 3805, Cl. AK, 3.50%, 4/1/24	1,408,471	1,455,139
Series 3822, Cl. JA, 5%, 6/1/40	898,030	941,929
Series 3848, Cl. WL, 4%, 4/1/40	4,516,192	4,812,391
Series 3887, Cl. NC, 3%, 7/1/26	1,909,920	1,998,300
Series 3917, Cl. BA, 4%, 6/1/38	5,041,747	5,317,581
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192, Cl. IO, 11.055%, 2/1/28[5]	292,405	69,720
Series 205, Cl. IO, 16.642%, 9/1/29[5]	2,157,778	453,172
Series 206, Cl. IO, 30.189%, 12/1/29[5]	103,567	19,196
Series 2074, Cl. S, 58.796%, 7/17/28[5]	456,420	107,551
Series 2079, Cl. S, 73.363%, 7/17/28[5]	799,364	192,847
Series 243, Cl. 6, 0%, 12/15/325,[6]	824,300	188,073
Series 2493, Cl. S, 58.663%, 9/15/29[5]	572,552	116,670
Series 2526, Cl. SE, 34.688%, 6/15/29[5]	1,025,346	217,786
Series 2720, Cl. SA, 24.836%, 1/15/29[5]	2,114,702	67,400
Series 2795, Cl. SH, 21.445%, 3/15/24[5]	7,050,503	1,030,532
Series 2796, Cl. SD, 62.361%, 7/15/26[5]	229,872	44,836
Series 2819, Cl. S, 52.154%, 6/15/34[5]	10,014,826	2,453,569
Series 2835, Cl. BS, 41.801%, 12/15/28[5]	4,850,965	310,412
Series 2920, Cl. S, 62.86%, 1/15/35[5]	5,356,875	973,592
Series 2922, Cl. SE, 11.417%, 2/15/35[5]	924,282	171,880
Series 3201, Cl. SG, 9.999%, 8/15/36[5]	1,717,974	248,526
Series 3450, Cl. BI, 16.399%, 5/15/38[5]	6,124,159	894,915
Series 3606, Cl. SN, 9.329%, 12/15/39[5]	1,641,497	267,348
Series 3662, Cl. SM, 28.579%, 10/15/32[5]	4,559,956	592,788
Series 3736, Cl. SN, 10.674%, 10/15/40[5]	10,244,129	1,655,484
Federal Home Loan Mortgage Corp., Mtg.-Linked Global Debt Securities, 2.06%, 1/15/22	10,037,944	10,298,956

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	13

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security:
Series 216, Cl. PO, 12.377%, 12/1/31[7]	$564,431	$539,942
Series 219, Cl. PO, 12.486%, 3/1/32[7]	1,592,707	1,523,209
Federal Home Loan Mortgage Corp., Stripped Mtg.-Backed Security, Series 237, Cl. F16, 0.703%, 5/15/36[4]	5,803,940	5,875,791
Federal National Mortgage Assn.:
2.50%, 4/1/28[3]	178,295,000	185,008,930
3.50%, 8/1/40	2,589,532	2,730,200
3.50%, 4/1/28[3]	5,765,000	6,112,702
4%, 9/1/18-10/1/18	9,785,165	10,500,185
4%, 4/1/43[3]	30,850,000	32,898,634
4.50%, 5/1/18-8/1/26	20,723,575	22,324,894
4.50%, 4/1/43[3]	36,718,000	39,569,384
5%, 2/1/18-7/25/22	23,846,631	25,794,630
5.50%, 9/1/19-1/1/36	6,734,336	7,388,984
6%, 3/25/17-2/1/40	14,682,215	16,266,234
6.50%, 6/1/17-1/1/34	18,498,896	21,108,786
7%, 7/25/13-2/25/36	12,074,007	14,258,159
7.50%, 2/1/27-8/1/33	14,941,925	18,087,560
8%, 6/25/17	488	530
8.50%, 7/1/32	74,176	87,582
9%, 8/25/19	5,782	6,546
9.50%, 11/25/21	4,198	4,725
11%, 11/25/15-8/13/19	158,198	165,376
11.25%, 3/10/16	26,918	27,116
11.50%, 8/8/19	11,332	11,414
12%, 1/25/16-5/25/16	5,570	5,659
12.50%, 8/25/15-12/25/15	8,612	8,833
13%, 9/8/15-8/25/26	44,184	44,994
Federal National Mortgage Assn., 15 yr., 3%, 4/1/28[3]	7,740,000	8,140,001
Federal National Mortgage Assn., 30 yr., 3.50%, 4/1/43[3]	52,775,000	55,743,594
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Trust 1988-7, Cl. Z, 9.25%, 4/25/18	31,273	34,526
Trust 1991-109, Cl. Z, 8.50%, 9/25/21	18,388	21,368
Trust 1997-16, Cl. PD, 7%, 3/18/27	1,878,546	2,185,404
Trust 1998-59, Cl. Z, 6.50%, 10/25/28	168,378	193,078
Trust 1999-54, Cl. LH, 6.50%, 11/25/29	1,031,671	1,181,216
Trust 2001-69, Cl. PF, 1.204%, 12/25/31[4]	1,033,008	1,057,202
Trust 2002-12, Cl. PG, 6%, 3/25/17	3,274,436	3,519,694
Trust 2002-19, Cl. PE, 6%, 4/25/17	263,373	279,126
Trust 2002-29, Cl. F, 1.204%, 4/25/32[4]	489,504	501,113
Trust 2002-39, Cl. FD, 1.203%, 3/18/32[4]	880,582	901,160
Trust 2002-52, Cl. FD, 0.704%, 9/25/32[4]	734,108	742,653
Trust 2002-53, Cl. FY, 0.704%, 8/25/32[4]	622,522	629,084
Trust 2002-64, Cl. FJ, 1.204%, 4/25/32[4]	150,856	154,434
Trust 2002-65, Cl. FB, 1.204%, 7/25/32[4]	949,440	971,889
Trust 2002-68, Cl. FH, 0.703%, 10/18/32[4]	298,856	301,966
Trust 2002-77, Cl. TF, 1.203%, 12/18/32[4]	1,903,726	1,951,277
Trust 2002-82, Cl. FE, 1.204%, 12/25/32[4]	897,730	918,768
Trust 2002-9, Cl. PC, 6%, 3/25/17	1,840,220	1,965,064
Trust 2002-90, Cl. FJ, 0.704%, 9/25/32[4]	332,223	335,781

14	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates Continued
Trust 2002-90, Cl. FM, 0.704%, 9/25/32[4]	$319,446	$322,866
Trust 2003-112, Cl. AN, 4%, 11/1/18	2,829,209	2,992,469
Trust 2003-116, Cl. FA, 0.604%, 11/25/33[4]	483,286	486,130
Trust 2003-119, Cl. FK, 0.704%, 5/25/18[4]	5,407,076	5,438,626
Trust 2003-130, Cl. CS, 13.692%, 12/25/33[4]	1,186,457	1,450,590
Trust 2003-21, Cl. FK, 0.604%, 3/25/33[4]	53,057	53,420
Trust 2003-26, Cl. XF, 0.654%, 3/25/23[4]	2,343,676	2,358,710
Trust 2003-44, Cl. CB, 4.25%, 3/1/33	786,691	821,741
Trust 2003-45, Cl. AB, 3.75%, 5/1/33	203,605	208,024
Trust 2004-101, Cl. BG, 5%, 1/25/20	3,429,466	3,651,450
Trust 2004-29, Cl. QG, 4.50%, 12/1/32	3,749,203	3,867,481
Trust 2004-72, Cl. FB, 0.704%, 9/25/34[4]	2,795,388	2,828,442
Trust 2004-W9, Cl. 2A2, 7%, 2/25/44	5,014,151	5,791,249
Trust 2005-109, Cl. AH, 5.50%, 12/25/25	8,786,788	9,934,079
Trust 2005-45, Cl. XA, 0.544%, 6/25/35[4]	2,969,254	2,985,652
Trust 2005-5, Cl. AB, 5%, 4/1/32	2,282,951	2,351,139
Trust 2005-67, Cl. BF, 0.554%, 8/25/35[4]	2,600,210	2,619,926
Trust 2005-69, Cl. LE, 5.50%, 11/1/33	1,735,548	1,774,288
Trust 2005-85, Cl. FA, 0.554%, 10/25/35[4]	5,773,150	5,815,707
Trust 2006-11, Cl. PS, 23.818%, 3/25/36[4]	997,862	1,466,718
Trust 2006-46, Cl. SW, 23.451%, 6/25/36[4]	959,705	1,413,899
Trust 2006-50, Cl. KS, 23.451%, 6/25/36[4]	818,850	1,212,502
Trust 2006-50, Cl. SK, 23.451%, 6/25/36[4]	214,326	315,886
Trust 2007-109, Cl. NF, 0.754%, 12/25/37[4]	7,300,503	7,394,399
Trust 2007-42, Cl. A, 6%, 2/1/33	1,602,966	1,630,870
Trust 2007-79, Cl. FA, 0.654%, 8/25/37[4]	2,730,926	2,757,311
Trust 2008-14, Cl. BA, 4.25%, 3/1/23	777,092	826,644
Trust 2009-114, Cl. AC, 2.50%, 12/1/23	1,671,534	1,719,586
Trust 2009-36, Cl. FA, 1.144%, 6/25/37[4]	16,439,755	16,660,269
Trust 2009-37, Cl. HA, 4%, 4/1/19	4,264,270	4,524,323
Trust 2009-70, Cl. PA, 5%, 8/1/35	2,993,205	3,014,995
Trust 2010-37, Cl. NG, 4%, 1/1/28	7,208,396	7,414,369
Trust 2011-104, Cl. MA, 2.50%, 10/1/26	1,575,326	1,635,568
Trust 2011-122, Cl. EA, 3%, 11/1/29	3,998,296	4,093,422
Trust 2011-122, Cl. EC, 1.50%, 1/1/20	10,685,971	10,849,605
Trust 2011-15, Cl. DA, 4%, 3/1/41	6,716,552	7,177,607
Trust 2011-3, Cl. KA, 5%, 4/1/40	4,621,880	5,091,659
Trust 2011-44, Cl. EA, 3%, 6/1/24	1,785,882	1,845,389
Trust 2011-45, Cl. NG, 3%, 3/1/25	1,201,748	1,242,044
Trust 2011-45, Cl. TE, 3%, 3/1/25	2,029,096	2,099,770
Trust 2011-6, Cl. BA, 2.75%, 6/1/20	1,801,252	1,875,134
Trust 2011-88, Cl. AB, 2.50%, 9/1/26	2,618,946	2,705,386
Trust 2012-20, Cl. FD, 0.604%, 3/25/42[4]	3,312,738	3,329,790
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Trust 2001-63, Cl. SD, 28.474%, 12/18/31[5]	782,795	143,382
Trust 2001-68, Cl. SC, 19.052%, 11/25/31[5]	655,451	120,695
Trust 2001-81, Cl. S, 22.498%, 1/25/32[5]	503,706	106,779
Trust 2002-28, Cl. SA, 37.454%, 4/25/32[5]	510,364	107,374
Trust 2002-38, Cl. SO, 50.867%, 4/25/32[5]	796,460	166,866
Trust 2002-39, Cl. SD, 40.157%, 3/18/32[5]	854,629	205,195
Trust 2002-48, Cl. S, 31.736%, 7/25/32[5]	801,406	163,608
Trust 2002-52, Cl. SD, 38.684%, 9/25/32[5]	734,108	152,555

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	15

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security Continued
Trust 2002-52, Cl. SL, 35.463%, 9/25/32[5]	$532,935	$115,577
Trust 2002-53, Cl. SK, 40.619%, 4/25/32[5]	498,659	105,129
Trust 2002-56, Cl. SN, 33.42%, 7/25/32[5]	1,088,446	222,362
Trust 2002-60, Cl. SM, 25.337%, 8/25/32[5]	1,497,138	267,766
Trust 2002-77, Cl. IS, 44.63%, 12/18/32[5]	1,140,019	277,666
Trust 2002-77, Cl. SH, 36.885%, 12/18/32[5]	748,497	149,415
Trust 2002-9, Cl. MS, 26.029%, 3/25/32[5]	831,784	174,195
Trust 2003-33, Cl. IA, 2.667%, 5/25/33[5]	161,094	29,911
Trust 2003-33, Cl. SP, 25.499%, 5/25/33[5]	1,869,110	283,093
Trust 2003-38, Cl. SA, 25.071%, 3/25/23[5]	1,828,376	179,938
Trust 2003-4, Cl. S, 27.644%, 2/25/33[5]	1,115,535	213,728
Trust 2005-12, Cl. SC, 14.349%, 3/25/35[5]	464,731	89,388
Trust 2005-122, Cl. SD, 51.37%, 6/25/35[5]	6,932,301	1,065,803
Trust 2005-14, Cl. SE, 42.965%, 3/25/35[5]	6,904,456	1,023,302
Trust 2005-40, Cl. SA, 54.979%, 5/25/35[5]	2,790,938	519,464
Trust 2005-63, Cl. SA, 46.677%, 10/25/31[5]	2,648,645	511,818
Trust 2005-63, Cl. X, 32.98%, 10/25/31[5]	31,354	967
Trust 2005-71, Cl. SA, 58.707%, 8/25/25[5]	3,158,673	490,253
Trust 2006-51, Cl. SA, 31.948%, 6/25/36[5]	6,832,596	1,080,856
Trust 2007-75, Cl. BI, 8.156%, 8/25/37[5]	7,734,217	1,603,912
Trust 2008-46, Cl. EI, 17.10%, 6/25/38[5]	6,189,871	917,861
Trust 2008-55, Cl. SA, 5.983%, 7/25/38[5]	102,232	14,982
Trust 2009-8, Cl. BS, 22.646%, 2/25/24[5]	2,713,957	258,438
Trust 2009-85, Cl. IO, 13.662%, 10/1/24[5]	5,724,448	466,580
Trust 2011-48, Cl. IC, 47.001%, 5/1/13[5]	14,326,876	25,330
Trust 2011-84, Cl. IG, 0%, 8/1/13[5,6]	21,262,044	135,341
Trust 221, Cl. 2, 41.279%, 5/1/23[5]	1,424,823	266,142
Trust 254, Cl. 2, 36.625%, 1/1/24[5]	1,804,381	339,763
Trust 294, Cl. 2, 19.648%, 2/1/28[5]	2,003,410	301,919
Trust 301, Cl. 2, 2.061%, 4/1/29[5]	924,786	217,474
Trust 321, Cl. 2, 16.967%, 4/1/32[5]	5,317,601	1,259,850
Trust 324, Cl. 2, 0.121%, 7/1/32[5]	1,780,487	406,356
Trust 331, Cl. 10, 13.592%, 2/1/33[5]	2,517,033	583,418
Trust 331, Cl. 4, 0%, 2/1/33[5,6]	2,096,538	438,484
Trust 331, Cl. 5, 10.906%, 2/1/33[5]	3,021,885	624,233
Trust 331, Cl. 6, 8.849%, 2/1/33[5]	2,962,244	605,998
Trust 334, Cl. 10, 6.051%, 2/1/33[5]	1,247,200	261,349
Trust 339, Cl. 15, 1.555%, 8/1/33[5]	1,120,811	188,876
Trust 339, Cl. 7, 72.968%, 8/1/33[5]	2,206,630	330,342
Trust 351, Cl. 8, 31.621%, 4/1/34[5]	2,164,295	318,896
Trust 356, Cl. 10, 73.344%, 6/1/35[5]	1,649,623	235,679
Trust 356, Cl. 12, 84.393%, 2/1/35[5]	807,415	114,767
Trust 362, Cl. 13, 38.042%, 8/1/35[5]	2,318,618	383,645
Trust 364, Cl. 15, 77.963%, 9/1/35[5]	1,258,470	174,737
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Trust 327, Cl. 1, 11.857%, 9/1/32[7]	401,510	386,204
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security: Series 1999-3, Cl. IO, 17.005%, 10/15/29[5]	26,918,142	205,843
Series 2001-3, Cl. IO, 18.191%, 10/1/31[5]	11,960,892	76,375
Series 2002-2, Cl. IO, 17.088%, 1/15/32[5]	31,713,497	106,117
Series 2002-3, Cl. IO, 15.632%, 8/15/32[5]	44,230,651	381,520
Series 2003-1, Cl. IO, 13.64%, 11/15/32[5]	65,440,684	383,476
		825,302,945

16	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal Amount	Value

GNMA/Guaranteed—1.0%
Government National Mortgage Assn.: 6.50%, 1/29/24	$104,076	$119,232
7%, 1/1/28-1/1/30	734,300	876,642
7.50%, 6/29/28-8/29/28	477,292	507,231
8%, 9/29/28	33,851	35,569
8.50%, 8/1/17-12/15/17	261,827	279,649
9.50%, 9/29/17	1,630	1,698
10.50%, 12/29/17-1/1/21	64,133	64,934
11%, 10/1/19	37,382	39,754
11.50%, 5/29/13	976	978
13%, 9/29/14	245	248
Government National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8%, 9/1/29	6,759,520	8,233,815
Series 2009-66, Cl. CD, 2.50%, 8/1/39	630,037	649,651
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 1998-19, Cl. SB, 67.059%, 7/16/28[5]	1,765,325	427,274
Series 1998-6, Cl. SA, 77.87%, 3/16/28[5]	1,060,983	251,720
Series 2001-21, Cl. SB, 79.755%, 1/16/27[5]	1,796,658	363,021
Series 2002-76, Cl. SG, 11.435%, 10/16/29[5]	344,663	80,764
Series 2010-111, Cl. GI, 45.596%, 9/1/13[5]	58,643,760	453,152
Series 2010-147, Cl. LI, 38.59%, 11/1/13[5]	34,362,290	368,642
Series 2011-52, Cl. HS, 13.38%, 4/16/41[5]	7,179,099	1,838,775
Series 2011-82, Cl. IG, 99.999%, 6/1/13[5]	13,528,106	45,303
		14,638,052
Other Agency—0.6%
NCUA Guaranteed Notes Trust, Asset-Backed Nts., Series 2010-A1, Cl. A, 0.553%, 12/7/20[4]	9,926,280	9,954,867
Non-Agency—8.0%
Commercial—6.3%
BCAP LLC Trust, Mtg. Pass-Through Certificates: Series 2012-RR6, Cl. 1A5, 2.402%, 11/1/36[2,4]	6,241,836	6,230,832
Series 2012-RR2, Cl. 6A3, 3.113%, 9/1/35[1,4]	5,780,397	5,841,900
CFCRE Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2011-C1, Cl. A1, 1.871%, 4/1/44[1]	1,001,177	1,017,787
CHL Mortgage Pass-Through Trust 2003-J5, Mtg. Pass-Through Certificates, Series 2003-J5, Cl. 2A1, 5%, 7/1/18	1,775,819	1,822,881
Citigroup Mortgage Loan Trust, Inc. 2012-8, Mtg. Pass-Through Certificates, Series 2012-8, Cl. 1A1, 2.671%, 10/1/35[2,4]	8,009,323	7,928,493
Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates: Series 2012-CR5, Cl. E, 4.335%, 12/1/45[4]	700,000	650,150
Series 2012-CR4, Cl. D, 4.579%, 10/1/45[1,4]	425,000	404,566
Credit Suisse First Boston Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2005-C6, Cl. AJ, 5.23%, 12/1/40	3,621,000	3,894,407
CSMC Mortgage-Backed Trust 2006-C1, Mtg. Pass-Through Certificates, Series 2006-C1, Cl. AJ, 5.404%, 2/1/39[4]	4,180,000	4,563,433

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	17

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value

Commercial Continued
DBUBS Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2011-LC1, Cl. E, 5.557%, 11/1/46[1,4]	$675,000	$719,629
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Series 2010-C1, Cl. A1, 3.156%, 7/1/46[1]	5,486,677	5,762,081
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: Series 2012-CR5, Cl. XA, 3.847%, 12/1/45[5]	14,629,077	1,779,254
Series 2010-C1, Cl. XPA, 5.012%, 7/1/46[1,5]	42,512,468	2,295,184
EverBank Mortgage Loan Trust, Commercial Mtg. Pass-Through Certificates, Series 2013-1, Cl. A1, 2.25%, 4/1/43	3,610,000	3,609,278
FDIC Trust, Commerical Mtg. Pass-Through Certificates, Series 2012-C1, Cl. A, 0.841%, 5/1/35[2]	8,402,443	8,410,593
FREMF Mortgage Trust 2013-K25, Commerical Mtg. Pass-Through Certificates, Series 2013-K25, Cl. C, 3.617%, 11/1/45[4]	805,000	753,240
GS Mortgage Securities Trust 2007-GG10, Commercial Mtg. Pass-Through Certificates, Series 2007-GG10, Cl. A2, 5.778%, 8/1/45	3,397,151	3,448,064
GSR Mortgage Loan Trust 2005-AR4, Mtg. Pass-Through Certificates, Series 2005-AR4, Cl. 6A1, 5.25%, 7/1/35	2,730,238	2,698,581
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates: Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49[2]	3,759,476	3,847,990
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49	2,663,596	2,689,500
Series 2007-LD12, Cl. A2, 5.827%, 2/15/51	2,054,386	2,106,990
JPMorgan Chase Commercial Mortgage Securities Trust 2007-CB19, Commercial Mtg. Pass-Through Certificates, Series 2007-CB19, Cl. A2, 5.714%, 2/1/49[4]	164,056	164,111
Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6, Commerical Mtg. Pass-Through Certificates, Series 2012-C6, Cl. E, 4.665%, 11/1/45[1,4]	1,285,000	1,224,721
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7, Commerical Mtg. Pass-Through Certificates, Series 2013-C7, Cl. D, 4.31%, 2/1/46	1,550,000	1,430,266
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8, Commerical Mtg. Pass-Through Certificates, Series 2013-C8, Cl. D, 4.173%, 12/1/48	1,115,000	1,013,841
Morgan Stanley, Re-Securitized Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2012-R3, Cl. 1A, 2.402%, 11/1/36[1,4]	8,177,150	8,087,973
Sequoia Mortgage Trust, Mtg. Pass-Through Certificates, Series 2012-2, Cl. A2, 3.50%, 4/1/42	2,511,469	2,583,957
STARM Mortgage Loan Trust 2007-1, Mtg. Pass-Through Certificates, Series 2007-1, Cl. 2A1, 5.811%, 2/1/37[4]	3,620,865	3,109,027
UBS-Barclays Commercial Mortgage Trust 2012-C2, Commerical Mtg. Pass-Through Certificates, Series 2012-C2, Cl. E, 4.893%, 5/1/63[1,4]	630,000	609,183
WFRBS Commercial Mortgage Trust 2011-C3, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 12.113%, 3/1/44[5]	50,145,157	3,984,233
WFRBS Commercial Mortgage Trust 2012-C10, Commercial Mtg. Pass-Through Certificates, Series 2012-C10, Cl. D, 4.462%, 12/1/45[1,4]	650,000	602,406
WFRBS Commercial Mortgage Trust 2012-C7, Commercial Mtg. Pass-Through Certificates, Series 2012-C7, Cl. E, 4.85%, 6/1/45[1,4]	1,110,000	1,076,881
WFRBS Commercial Mortgage Trust 2012-C8, Commercial Mtg. Pass-Through Certificates, Series 2012-C8, Cl. D, 4.88%, 8/1/45[1,4]	1,255,000	1,220,771

18	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal Amount	Value

Commercial Continued
WFRBS Commercial Mortgage Trust 2013-C11, Commercial Mtg. Pass-Through Certificates, Series 2013-C11, Cl. D, 4.186%, 3/1/45[1,4]	$646,000	$590,588
		96,172,791
Residential—1.7%
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 1.164%, 5/25/34[4]	6,390,258	6,141,303
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2007-4, Cl. AM, 5.821%, 2/1/51[4]	1,405,000	1,616,658
Countrywide Home Loans, Asset-Backed Certificates, Series 2005-16, Cl. 2AF2, 5.194%, 5/1/36[4]	2,960,909	2,770,287
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed Certificates, Series 2006-25, Cl. 2A2, 0.324%, 6/25/47[4]	1,117,872	1,106,601
Merrill Lynch Mortgage Investors Trust 2006-3, Mtg. Pass-Through Certificates, Series MLCC 2006-3, Cl. 2A1, 2.60%, 10/25/36[4]	3,055,276	2,991,856
Merrill Lynch Mortgage Loans, Inc., Mtg. Pass-Through Certificates, Series 2005-A1, Cl. 2A1, 2.701%, 12/25/34[4]	1,838,777	1,845,816
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates: Series 2006-QS13, Cl. 1A8, 6%, 9/1/36	169,967	129,073
Series 2006-QS13, Cl. 1A5, 6%, 9/25/36	5,205,266	3,952,892
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	2,460,602	1,876,362
Wells Fargo Mortgage-Backed Securities 2005-9 Trust, Mtg. Pass-Through Certificates, Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	3,680,702	3,902,545
		26,333,393
Total Mortgage-Backed Obligations (Cost $942,976,788)		972,402,048
U.S. Government Obligations—39.8%
Federal Home Loan Mortgage Corp. Nts.: 0.50%, 5/13/16	39,333,000	39,402,619
0.875%, 3/7/18	111,594,000	111,561,415
1.25%, 10/2/19	29,535,000	29,399,848
2.375%, 1/13/22	8,707,000	9,086,695
5.25%, 4/18/16	22,385,000	25,658,135
Federal National Mortgage Assn. Nts.: 0.375%, 12/21/15	55,000,000	54,972,280
0.50%, 3/30/16	182,858,000	183,204,882
0.875%, 2/8/18	56,771,000	56,698,276
U.S. Treasury Bills: 0.081%, 4/18/13	6,675,000	6,674,746
0.082%, 4/11/13	36,275,000	36,274,171
0.096%, 4/4/13[8]	57,225,000	57,224,555
Total U.S. Government Obligations (Cost $606,557,087)		610,157,622

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	19

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value

Short-Term Notes—15.2%
Federal Home Loan Bank: 0.03%, 4/3/13	$55,425,000	$55,424,702
0.07%, 4/19/13	19,100,000	19,099,262
0.11%, 4/5/13	35,725,000	35,724,583
Federal Home Loan Mortgage Corp.: 0.07%, 4/22/13	17,200,000	17,199,348
0.09%, 4/16/13	29,600,000	29,598,952
Federal National Mortgage Assn., 0.095%, 4/10/13	76,250,000	76,248,189

Total Short-Term Notes (Cost $233,295,036)		233,295,036
Total Investments, at Value (Cost $1,839,915,708)	122.2%	1,873,333,715
Liabilities in Excess of Other Assets	(22.2)	(339,798,894)

Net Assets	100.0%	$1,533,534,821

Footnotes to Statement of Investments

* March 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $43,262,854 or 2.82% of the Fund’s net assets as of March 28, 2013.

2. Restricted security. The aggregate value of restricted securities as of March 28, 2013 was $27,360,106, which represents 1.78% of the Fund’s net assets. See Note 7 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation (Depreciation)
AmeriCredit Automobile Receivables Trust 2010-4, Automobile Receivables-Backed Nts., Series 2010-4,Cl. E, 6.40%, 4/9/18	7/27/12	$265,766	$271,223	$5,457
BCAP LLC Trust, Mtg. Pass-Through Certificates, Series 2012-RR6, Cl. 1A5, 2.402%, 11/1/36	6/14/12	6,155,378	6,230,832	75,454
Citigroup Mortgage Loan Trust, Inc. 2012-8, Mtg. Pass-Through Certificates, Series 2012-8, Cl. 1A1, 2.671%, 10/1/35	8/1/12	7,979,288	7,928,493	(50,795)
FDIC Trust, Commerical Mtg. Pass-Through Certificates, Series 2012-C1, Cl. A, 0.841%, 5/1/35	5/10/12	8,402,443	8,410,593	8,150
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49	7/14/10	3,712,482	3,847,990	135,508
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17	2/4/11-10/4/11	668,471	670,975	2,504

		$27,183,828	$27,360,106	$176,278

3. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after March 28, 2013. See Note 1 of the accompanying Notes.

4. Represents the current interest rate for a variable or increasing rate security.

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $41,558,407 or 2.71% of the Fund’s net assets as of March 28, 2013.

20	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Footnotes to Statement of Investments Continued

6. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

7. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $2,449,355 or 0.16% of the Fund’s net assets as of March 28, 2013.

8. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $2,849,997. See Note 6 of the accompanying Notes.

Futures Contracts as of March 28, 2013 are as follows:
Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation (Depreciation)
U.S. Long Bonds	Sell	88	6/19/13	$12,713,250	$(30,568)
U.S. Treasury Nts., 2 yr.	Buy	1,490	6/28/13	328,475,156	71,688
U.S. Treasury Nts., 5 yr.	Sell	1,124	6/28/13	139,437,469	(698,529)
U.S. Treasury Nts., 10 yr.	Sell	1,420	6/19/13	187,417,813	(969,211)
U.S. Treasury Ultra Bonds	Buy	4	6/19/13	630,375	4,902

					$(1,621,718)

Interest Rate Swap Contracts as of March 28, 2013 are as follows:
Interest Rate/ Swap Counterparty	Notional Amount (000’s)	Paid by the Fund	Received by the Fund	Termination Date	Value
Three-Month USD BBA LIBOR:
Citibank NA	$36,460	0.813%	Three-Month USD BBA LIBOR	10/18/17	$(64,201)
Citibank NA	36,940	0.819	Three-Month USD BBA LIBOR	9/17/17	1,904
Deutsche Bank AG	18,100	0.881	Three-Month USD BBA LIBOR	8/28/17	(67,641)

			Total Interest Rate Swaps		$(129,938)

Abbreviations/Definitions are as follows:

BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

Swap Summary as of March 28, 2013 is as follows:
Swap Counterparty	Swap Type from Fund Perspective	Notional Amount (000’s)	Value
Citibank NA	Interest Rate	$73,400	$(62,297)
Deutsche Bank AG	Interest Rate	18,100	(67,641)

		Total Swaps	$(129,938)

See accompanying Notes to Financial Statements.

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	21

STATEMENT OF ASSETS AND LIABILITIES     March 28, 20131 (Unaudited)

Assets
Investments, at value (cost $1,839,915,708)—see accompanying statement of investments	$1,873,333,715
Cash	152,684
Appreciated swaps, at value (upfront payments $0)	1,904
Receivables and other assets:
Investments sold on a when-issued or delayed delivery basis	241,787,801
Interest and principal paydowns	3,927,373
Shares of beneficial interest sold	1,579,470
Futures margins	347,486
Other	272,568
Total assets	2,121,403,001
Liabilities
Depreciated swaps, at value (upfront payments $0)	131,842
Payables and other liabilities:
Investments purchased (including $582,721,623 purchased on a when-issued or delayed delivery basis)	584,330,682
Shares of beneficial interest redeemed	2,603,237
Distribution and service plan fees	238,304
Transfer and shareholder servicing agent fees	182,843
Dividends	128,761
Trustees’ compensation	77,637
Shareholder communications	10,073
Futures margins	2,379
Other	162,422
Total liabilities	587,868,180
Net Assets	$1,533,534,821
Composition of Net Assets
Par value of shares of beneficial interest	$165,083
Additional paid-in capital	1,686,503,250
Accumulated net investment income	10,886,102
Accumulated net realized loss on investments	(195,685,965)
Net unrealized appreciation on investments	31,666,351
Net Assets	$1,533,534,821

22	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $768,046,566 and 82,629,941 shares of beneficial interest outstanding)	$9.30
Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$9.51
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $35,592,288 and 3,830,256 shares of beneficial interest outstanding)	$9.29
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $266,951,570 and 28,776,809 shares of beneficial interest outstanding)	$9.28
Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $9,962 and 1,073 shares of beneficial interest outstanding)	$9.28
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $42,051,462 and 4,528,387 shares of beneficial interest outstanding)	$9.29
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $420,882,973 and 45,316,081 shares of beneficial interest outstanding)	$9.29

1. March 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	23

STATEMENT OF OPERATIONS     For the Six Months Ended March 28, 20131 (Unaudited)

Investment Income
Interest	$16,239,563
Fee income on when-issued securities	3,967,449
Total investment income	20,207,012
Expenses
Management fees	3,415,134
Distribution and service plan fees:
Class A	970,518
Class B	197,002
Class C	1,396,007
Class N	105,431
Transfer and shareholder servicing agent fees:
Class A	633,461
Class B	71,713
Class C	197,384
Class I	1
Class N	47,600
Class Y	176,086
Shareholder communications:
Class A	80,884
Class B	6,658
Class C	24,845
Class N	3,324
Class Y	14,009
Trustees’ compensation	49,682
Custodian fees and expenses	12,628
Accounting service fees	6,000
Other	147,279
Total expenses	7,555,646
Less waivers and reimbursements of expenses	(344,064)
Net expenses	7,211,582
Net Investment Income	12,995,430

24	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	$(252,104)
Closing and expiration of option contracts written	342,545
Closing and expiration of swaption contracts written	(86,565)
Closing and expiration of futures contracts	454,990
Swap contracts	(102,369)
Net realized gain	356,497
Net change in unrealized appreciation/depreciation on:
Investments	(14,054,316)
Futures contracts	(119,409)
Option contracts written	(2,220)
Swaption contracts written	9,069
Swap contracts	119,533
Net change in unrealized appreciation/depreciation	(14,047,343)
Net Decrease in Net Assets Resulting from Operations	$(695,416)

1. March 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	25

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 28, 2013 (Unaudited)[1]	Year Ended September 28, 2012[1]
Operations
Net investment income	$12,995,430	$34,104,870
Net realized gain	356,497	17,215,910
Net change in unrealized appreciation/depreciation	(14,047,343)	(513,630)
Net increase (decrease) in net assets resulting from operations	(695,416)	50,807,150
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(10,396,829)	(17,215,613)
Class B	(356,042)	(601,155)
Class C	(2,511,168)	(3,749,500)
Class I	(51)	—
Class N	(490,747)	(759,640)
Class Y	(7,240,555)	(11,778,980)
	(20,995,392)	(34,104,888)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(56,823,073)	(73,759,983)
Class B	(7,751,109)	(11,564,681)
Class C	(19,552,201)	(46,214,690)
Class I	10,001	—
Class N	(1,350,640)	(596,670)
Class Y	(105,233,794)	18,719,505
	(190,700,816)	(113,416,519)
Net Assets
Total decrease	(212,391,624)	(96,714,257)
Beginning of period	1,745,926,445	1,842,640,702
End of period (including accumulated net investment income of $10,886,102 and $18,886,064, respectively)	$1,533,534,821	$1,745,926,445

1. March 28, 2013 and September 28, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

26	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended March 28, 2013[1]	Year Ended September 28,	Year Ended September 30,	Year Ended September 30,	Year Ended September 30,	Year Ended September 30,
Class A	(Unaudited)	2012[1]	2011	2010	2009	2008
Per Share Operating Data
Net asset value, beginning of period	$9.42	$9.33	$9.45	$9.17	$9.52	$9.98
Income (loss) from investment operations:
Net investment income[2]	.08	.19	.25	.33	.45	.48
Net realized and unrealized gain (loss)	(.08)	.09	(.12)	.28	(.35)	(.46)
Total from investment operations	—	.28	.13	.61	.10	.02
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.12)	(.19)	(.25)	(.33)	(.13)	(.40)
Tax return of capital distribution	—	—	—	—	(.32)	(.08)
Total dividends and/or distributions to shareholders	(.12)	(.19)	(.25)	(.33)	(.45)	(.48)
Net asset value, end of period	$9.30	$9.42	$9.33	$9.45	$9.17	$9.52
Total Return, at Net Asset Value[3]	0.00%	3.00%	1.38%	6.73%	1.23%	0.12%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$768,047	$835,353	$901,117	$1,054,547	$967,621	$1,095,337
Average net assets (in thousands)	$806,600	$856,033	$947,592	$1,011,189	$979,498	$1,140,210
Ratios to average net assets:[4]
Net investment income	1.65%	2.01%	2.63%	3.49%	4.98%	4.83%
Total expenses	0.86%	0.86%	0.85%[5]	0.85%[5]	0.91%[5]	0.88%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.77%	0.70%	0.70%	0.70%
Portfolio turnover rate[6]	91%	152%	87%	61%	59%	51%

1. March 28, 2013 and September 28, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2011	0.85%
Year Ended September 30, 2010	0.86%
Year Ended September 30, 2009	0.91%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended March 28, 2013	$3,192,136,664	$3,394,934,697
Year Ended September 28, 2012	$5,578,800,491	$5,394,779,917
Year Ended September 30, 2011	$5,748,952,116	$5,463,391,268
Year Ended September 30, 2010	$1,512,202,423	$1,571,079,686
Year Ended September 30, 2009	$2,313,735,068	$2,259,491,453
Year Ended September 30, 2008	$1,059,013,761	$979,520,694

See accompanying Notes to Financial Statements.

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	27

FINANCIAL HIGHLIGHTS    Continued

	Six Months Ended March 28, 2013[1]	Year Ended September 28,	Year Ended September 30,	Year Ended September 30,	Year Ended September 30,	Year Ended September 30,
Class B	(Unaudited)	2012[1]	2011	2010	2009	2008
Per Share Operating Data
Net asset value, beginning of period	$9.41	$9.32	$9.44	$9.17	$9.52	$9.97
Income (loss) from investment operations:
Net investment income[2]	.04	.11	.17	.26	.38	.40
Net realized and unrealized gain (loss)	(.08)	.09	(.12)	.27	(.35)	(.45)
Total from investment operations	(.04)	.20	.05	.53	.03	(.05)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.08)	(.11)	(.17)	(.26)	(.11)	(.34)
Tax return of capital distribution	—	—	—	—	(.27)	(.06)
Total dividends and/or distributions to shareholders	(.08)	(.11)	(.17)	(.26)	(.38)	(.40)
Net asset value, end of period	$9.29	$9.41	$9.32	$9.44	$9.17	$9.52
Total Return, at Net Asset Value[3]	(0.39)%	2.18%	0.58%	5.83%	0.49%	(0.52)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35,592	$43,860	$54,978	$75,966	$82,254	$118,373
Average net assets (in thousands)	$39,637	$49,094	$63,116	$77,379	$93,543	$153,665
Ratios to average net assets:[4]
Net investment income	0.85%	1.22%	1.85%	2.78%	4.24%	4.07%
Total expenses	1.83%	1.83%	1.84%[5]	1.85%[5]	1.85%[5]	1.72%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.60%	1.60%	1.55%	1.45%	1.45%	1.45%
Portfolio turnover rate[6]	91%	152%	87%	61%	59%	51%

1. March 28, 2013 and September 28, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2011	1.84%
Year Ended September 30, 2010	1.86%
Year Ended September 30, 2009	1.85%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended March 28, 2013	$3,192,136,664	$3,394,934,697
Year Ended September 28, 2012	$5,578,800,491	$5,394,779,917
Year Ended September 30, 2011	$5,748,952,116	$5,463,391,268
Year Ended September 30, 2010	$1,512,202,423	$1,571,079,686
Year Ended September 30, 2009	$2,313,735,068	$2,259,491,453
Year Ended September 30, 2008	$1,059,013,761	$979,520,694

See accompanying Notes to Financial Statements.

28	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Six Months Ended March 28, 2013[1]	Year Ended September 28,	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
Class C	(Unaudited)	2012[1]	2011		2010		2009		2008
Per Share Operating Data
Net asset value, beginning of period	$9.40	$9.31	$9.43		$9.15		$9.50		$9.96
Income (loss) from investment operations:
Net investment income[2]	.04	.11	.17		.25		.38		.40
Net realized and unrealized gain (loss)	(.08)	.09	(.11)		.29		(.35)		(.46)
Total from investment operations	(.04)	.20	.06		.54		.03		(.06)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.08)	(.11)	(.18)		(.26)		(.11)		(.34)
Tax return of capital distribution	—	—	—		—		(.27)		(.06)
Total dividends and/or distributions to shareholders	(.08)	(.11)	(.18)		(.26)		(.38)		(.40)
Net asset value, end of period	$9.28	$9.40	$9.31		$9.43		$9.15		$9.50
Total Return, at Net Asset Value[3]	(0.39)%	2.19%	0.59%		5.94%		0.48%		(0.64)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$266,952	$290,157	$333,542		$370,504		$298,356		$303,991
Average net assets (in thousands)	$280,792	$306,251	$343,597		$337,253		$291,571		$298,257
Ratios to average net assets:[4]
Net investment income	0.86%	1.22%	1.86%		2.72%		4.23%		4.09%
Total expenses	1.60%	1.59%	1.58	% [5]	1.59	% [5]	1.61	% [5]	1.59%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.60%	1.59%	1.54%		1.45%		1.45%		1.45%
Portfolio turnover rate[6]	91%	152%	87%		61%		59%		51%

1. March 28, 2013 and September 28, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2011	1.58%
Year Ended September 30, 2010	1.60%
Year Ended September 30, 2009	1.61%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended March 28, 2013	$3,192,136,664	$3,394,934,697
Year Ended September 28, 2012	$5,578,800,491	$5,394,779,917
Year Ended September 30, 2011	$5,748,952,116	$5,463,391,268
Year Ended September 30, 2010	$1,512,202,423	$1,571,079,686
Year Ended September 30, 2009	$2,313,735,068	$2,259,491,453
Year Ended September 30, 2008	$1,059,013,761	$979,520,694

See accompanying Notes to Financial Statements.

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	29

FINANCIAL HIGHLIGHTS    Continued

Period Ended March 28, 2013[1]
Class I	(Unaudited)
Per Share Operating Data
Net asset value, beginning of period	$9.32
Income (loss) from investment operations:
Net investment income[2]	.05
Net realized and unrealized loss	(.04)

Total from investment operations	.01
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.05)
Tax return of capital distribution	—

Total dividends and/or distributions to shareholders	(.05)
Net asset value, end of period	$9.28
Total Return, at Net Asset Value[3]	0.08%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10
Average net assets (in thousands)	$10
Ratios to average net assets:[4]
Net investment income	2.04%
Total expenses	0.47%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.47%
Portfolio turnover rate[5]	91%

1. For the period from December 28, 2012 (commencement of operations) to March 28, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Period Ended March 28, 2013	$3,192,136,664	$3,394,934,697

See accompanying Notes to Financial Statements.

30	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Six Months Ended March 28, 2013[1]	Year Ended September 28,	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
Class N	(Unaudited)	2012[1]	2011		2010		2009		2008
Per Share Operating Data
Net asset value, beginning of period	$9.41	$9.32	$9.44		$9.16		$9.51		$9.97
Income (loss) from investment operations:
Net investment income[2]	.06	.16	.22		.30		.42		.45
Net realized and unrealized gain (loss)	(.07)	.09	(.12)		.28		(.35)		(.46)
Total from investment operations	(.01)	.25	.10		.58		.07		(.01)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.11)	(.16)	(.22)		(.30)		(.12)		(.38)
Tax return of capital distribution	—	—	—		—		(.30)		(.07)
Total dividends and/or distributions to shareholders	(.11)	(.16)	(.22)		(.30)		(.42)		(.45)
Net asset value, end of period	$9.29	$9.41	$9.32		$9.44		$9.16		$9.51
Total Return, at Net Asset Value[3]	(0.15)%	2.69%	1.09%		6.46%		0.98%		(0.14)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$42,051	$43,962	$44,133		$48,021		$39,800		$47,945
Average net assets (in thousands)	$43,107	$44,441	$46,042		$42,208		$41,038		$51,013
Ratios to average net assets:[4]
Net investment income	1.35%	1.71%	2.35%		3.23%		4.73%		4.58%
Total expenses	1.17%	1.17%	1.17	% [5]	1.20	% [5]	1.24	% [5]	1.24%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.10%	1.10%	1.05%		0.95%		0.95%		0.95%
Portfolio turnover rate[6]	91%	152%	87%		61%		59%		51%

1. March 28, 2013 and September 28, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2011	1.17%
Year Ended September 30, 2010	1.21%
Year Ended September 30, 2009	1.24%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended March 28, 2013	$3,192,136,664	$3,394,934,697
Year Ended September 28, 2012	$5,578,800,491	$5,394,779,917
Year Ended September 30, 2011	$5,748,952,116	$5,463,391,268
Year Ended September 30, 2010	$1,512,202,423	$1,571,079,686
Year Ended September 30, 2009	$2,313,735,068	$2,259,491,453
Year Ended September 30, 2008	$1,059,013,761	$979,520,694

See accompanying Notes to Financial Statements.

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	31

FINANCIAL HIGHLIGHTS    Continued

	Six Months Ended March 28, 2013[1]	Year Ended September 28,	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
Class Y	(Unaudited)	2012[1]	2011		2010		2009		2008
Per Share Operating Data
Net asset value, beginning of period	$9.41	$9.32	$9.44		$9.16		$9.51		$9.97
Income (loss) from investment operations:
Net investment income[2]	.09	.21	.27		.34		.47		.50
Net realized and unrealized gain (loss)	(.08)	.09	(.11)		.29		(.35)		(.46)
Total from investment operations	.01	.30	.16		.63		.12		.04
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.13)	(.21)	(.28)		(.35)		(.14)		(.42)
Tax return of capital distribution	—	—	—		—		(.33)		(.08)
Total dividends and/or distributions to shareholders	(.13)	(.21)	(.28)		(.35)		(.47)		(.50)
Net asset value, end of period	$9.29	$9.41	$9.32		$9.44		$9.16		$9.51
Total Return, at Net Asset Value[3]	0.15%	3.30%	1.66%		7.00%		1.49%		0.36%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$420,883	$532,594	$508,871		$439,029		$293,117		$521,193
Average net assets (in thousands)	$484,032	$512,755	$483,961		$353,879		$389,120		$463,627
Ratios to average net assets:[4]
Net investment income	1.94%	2.30%	2.92%		3.66%		5.25%		5.10%
Total expenses	0.52%	0.51%	0.50	% [5]	0.51	% [5]	0.58	% [5]	0.54%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.50%	0.50%	0.49%		0.45%		0.45%		0.45%
Portfolio turnover rate[6]	91%	152%	87%		61%		59%		51%

1. March 28, 2013 and September 28, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2011	0.50%
Year Ended September 30, 2010	0.52%
Year Ended September 30, 2009	0.58%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended March 28, 2013	$3,192,136,664	$3,394,934,697
Year Ended September 28, 2012	$5,578,800,491	$5,394,779,917
Year Ended September 30, 2011	$5,748,952,116	$5,463,391,268
Year Ended September 30, 2010	$1,512,202,423	$1,571,079,686
Year Ended September 30, 2009	$2,313,735,068	$2,259,491,453
Year Ended September 30, 2008	$1,059,013,761	$979,520,694

See accompanying Notes to Financial Statements.

32	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Limited-Term Government Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek income. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”), through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. Class I shares were first publicly offered December 28, 2012.

The following is a summary of significant accounting policies consistently followed by the Fund.

Semiannual and Annual Periods. The last day of the Fund’s semiannual period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	33

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of March 28, 2013, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$582,721,623
Sold securities	241,787,801

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class

34	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended September 28, 2012, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended September 28, 2012 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2013	$37,778,579
2014	18,093,354
2015	26,097,191
2016	12,640,219
2017	21,325,466
2018	73,585,342
No expiration	8,124,573

Total	$197,644,724

As of March 28, 2013, it is estimated that the capital loss carryforwards would be $189,520,151 expiring by 2018 and $7,768,076 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended March 28, 2013, it is estimated that the Fund will utilize $356,497 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 28, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	35

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,840,377,494
Federal tax cost of other investments	(8,841,283)

Total federal tax cost	$1,831,536,211

Gross unrealized appreciation	$42,655,423
Gross unrealized depreciation	(10,450,858)

Net unrealized appreciation	$32,204,565

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder

36	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	37

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third- party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

38	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Security Type	Standard inputs generally considered by third- party pricing vendors
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	39

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of March 28, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$57,479,009	$—	$57,479,009
Mortgage-Backed Obligations	—	956,216,349	16,185,699	972,402,048
U.S. Government Obligations	—	610,157,622	—	610,157,622
Short-Term Notes	—	233,295,036	—	233,295,036

Total Investments, at Value	—	1,857,148,016	16,185,699	1,873,333,715
Other Financial Instruments:
Futures margins	347,486	—	—	347,486
Appreciated swaps, at value	—	1,904	—	1,904

Total Assets	$347,486	$1,857,149,920	$16,185,699	$1,873,683,105

Liabilities Table
Other Financial Instruments:
Futures margins	$(2,379)	$—	$—	$(2,379)
Depreciated swaps, at value	—	(131,842)	—	(131,842)

Total Liabilities	$(2,379)	$(131,842)	$—	$(134,221)

40	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 3*
Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$(18,198,664)	$18,198,664

*Transferred from Level 2 to Level 3 because of the lack of observable market data.

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

	Value as of September 28, 2012	Realized gain	Change in unrealized appreciation/ depreciation	Transfers into Level 3[a]	Value as of March 28, 2013
Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$—	$5,875	$(2,018,840)	$18,198,664	$16,185,699

a. Transferred from Level 2 to Level 3 because of the lack of observable market data.

The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to Level 3 investments still held at March 28, 2013 includes:

Change in unrealized appreciation/depreciation
Mortgage-Backed Obligations	$11,942

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	41

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 as of March 28, 2013:

	Value as of March 28, 2013	Valuation Technique	Unobservable Input	Range of Unobservable Inputs	Unobservable Input Used
Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$6,230,832	Broker quotes	Broker Bid and Ask	N/A	N/A	(a)
Mortgage-Backed Obligations	9,954,867	Broker quotes through Pricing Service	Broker Bid	N/A	N/A	(a)

Total	$16,185,699

(a) Securities classified as Level 3 whose unadjusted values were provided by a broker-dealer for which such inputs are unobservable. The Manager periodically reviews broker methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the broker.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 28, 2013[1]		Year Ended September 28, 2012
	Shares	Amount	Shares	Amount
Class A
Sold	9,412,841	$88,089,448	20,320,389	$189,782,073
Dividends and/or distributions reinvested	1,023,744	9,558,396	1,680,949	15,711,702
Redeemed	(16,522,041)	(154,470,917)	(29,902,787)	(279,253,758)

Net decrease	(6,085,456)	$(56,823,073)	(7,901,449)	$(73,759,983)

Class B
Sold	235,621	$2,206,687	980,344	$9,147,990
Dividends and/or distributions reinvested	36,929	344,674	61,441	573,825
Redeemed	(1,101,563)	(10,302,470)	(2,278,740)	(21,286,496)

Net decrease	(829,013)	$(7,751,109)	(1,236,955)	$(11,564,681)

Class C
Sold	2,919,556	$27,273,770	6,276,898	$58,489,289
Dividends and/or distributions reinvested	242,451	2,258,196	354,361	3,305,098
Redeemed	(5,260,860)	(49,084,167)	(11,588,126)	(108,009,077)

Net decrease	(2,098,853)	$(19,552,201)	(4,956,867)	$(46,214,690)

42	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Six Months Ended March 28, 2013[1]		Year Ended September 28, 2012
	Shares	Amount	Shares	Amount
Class I
Sold	1,073	$10,001	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase	1,073	$10,001	—	$—

Class N
Sold	650,091	$6,072,738	1,269,304	$11,840,765
Dividends and/or distributions reinvested	47,669	444,552	71,876	671,121
Redeemed	(842,617)	(7,867,930)	(1,404,343)	(13,108,556)

Net decrease	(144,857)	$(1,350,640)	(63,163)	$(596,670)

Class Y
Sold	7,033,653	$65,830,050	14,783,293	$138,113,467
Dividends and/or distributions reinvested	764,728	7,133,950	1,227,430	11,466,294
Redeemed	(19,090,639)	(178,197,794)	(14,007,047)	(130,860,256)

Net increase (decrease)	(11,292,258)	$(105,233,794)	2,003,676	$18,719,505

1. For the six months ended March 28, 2013, for Class A, Class B, Class C, Class N and Class Y shares, and for the period from December 28, 2012 (inception of offering) to March 28, 2013, for Class I shares.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended March 28, 2013, were as follows:

	Purchases	Sales
Investment securities	$56,881,742	$165,255,306
U.S. government and government agency obligations	926,112,706	892,869,647
To Be Announced (TBA) mortgage-related securities	3,192,136,664	3,394,934,697

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $100 million	0.500%
Next $150 million	0.450
Next $250 million	0.425
Over $500 million	0.400

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	43

NOTES TO FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates Continued

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Accounting Service Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred. The fee arrangement associated with these services was terminated effective April 1, 2013.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a per account fee.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. The Transfer Agent may voluntarily waive the minimum fees.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI, (the “Sub-Transfer Agent”) to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares

44	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2013 were as follows:

Class C	$22,906,469
Class N	2,194,431

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
March 28, 2013	$58,589	$5,032	$28,912	$7,597	$312

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive fees and/or reimburse certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” will not exceed the following rates: 0.80% for the Class A shares; 1.60% for the Class B and Class C shares, respectively; 1.10% for the Class N shares and 0.50% for the Class Y shares. During the six months ended March 28, 2013, the Manager reimbursed the Fund $238,557, $42,145, $313, $14,523 and $44,505 for Class A, Class B, Class C, Class N and Class Y shares, respectively.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the six months ended March 28, 2013, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class B	$4,021

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	45

NOTES TO FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates Continued

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

46	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of March 28, 2013, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $1,904, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	47

NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

As of March 28, 2013, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $129,938 for which collateral was not posted by the Fund. If a contingent feature would have been triggered as of March 28, 2013, the Fund could have been required to pay this amount in cash to its counterparties.

Valuations of derivative instruments as of March 28, 2013 are as follows:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Interest rate contracts	Appreciated swaps, at value	$1,904		Depreciated swaps, at value	$131,842
Interest rate contracts	Futures margins	347,486	*	Futures margins	2,379	*

Total		$349,390			$134,221

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Closing and expiration of swaption contracts written	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Swap contracts	Total
Interest rate contracts	$(323,693)	$(86,565)	$342,545	$454,990	$(102,369)	$284,908

*Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Swaption contracts written	Futures contracts	Swap contracts	Total
Interest rate contracts	$58,152	$(2,220)	$9,069	$(119,409)	$119,533	$65,125

*Includes purchased option contracts and purchased swaption contracts, if any.

48	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the six months ended March 28, 2013, the Fund had an ending monthly average market value of $343,959,039 and $360,227,064 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	49

NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the six months ended March 28, 2013, the Fund had an ending monthly average market value of $10,714 and $69,235 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written call options on treasury and/or euro futures to decrease exposure to interest rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the six months ended March 28, 2013, the Fund had an ending monthly average market value of $313 and $32,806 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

50	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Written option activity for the six months ended March 28, 2013 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of
September 28, 2012	2	$1,747	1,583	$97,694
Options written	774	39,890	11,613	655,535
Options closed or expired	(776)	(41,637)	(13,196)	(753,229)

Options outstanding as of
March 28, 2013	—	$—	—	$—

As of March 28, 2013, the Fund had no outstanding written or purchased options.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	51

NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the six months ended March 28, 2013, the Fund had ending monthly average notional amounts of $86,291,429 on interest rate swaps which pay a fixed rate.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Swaptions are marked to market daily using primarily portfolio pricing services or quotations from counterparties and brokers. Purchased swaptions are reported as a component of investments in the Statement of Investments, the Statement of Assets and Liabilities and the Statement of Operations. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order

52	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate appreciates relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate depreciates relative to the preset interest rate.

During the six months ended March 28, 2013, the Fund had an ending monthly average market value of $240,740 and $221,832 on purchased and written swaptions, respectively.

Written swaption activity for the six months ended March 28, 2013 was as follows:

	Call Swaptions
	Notional Amount	Amount of Premiums
Swaptions outstanding as of
September 28, 2012	$9,613,333	$246,101
Swaptions closed or expired	(9,613,333)	(246,101)

Swaptions outstanding as of
March 28, 2013	$—	$—

As of March 28, 2013, the Fund had no outstanding written or purchased swaptions.

7. Restricted Securities

As of March 28, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

8. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	53

NOTES TO FINANCIAL STATEMENTS    Continued

8. Pending Litigation Continued

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. The court’s decision is subject to appeal. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

54	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS     Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	55

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Trustees and Officers

Sam Freedman, Chairman of the Board of Trustees and Trustee

Edward L. Cameron, Trustee

Jon S. Fossel, Trustee

Richard F. Grabish, Trustee

Beverly L. Hamilton, Trustee

Victoria J. Herget, Trustee

Robert J. Malone, Trustee

F. William Marshall, Jr., Trustee

Karen L. Stuckey, Trustee

James D. Vaughn, Trustee

William F. Glavin, Jr., Trustee, President and Principal Executive Officer

Krishna Memani, Vice President

Peter Strzalkowski, Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mark S. Vandehey, Vice President and Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Counsel	K&L Gates LLP
The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2013 OppenheimerFunds, Inc. All rights reserved.

56	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND	57

PRIVACY POLICY NOTICE

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

58	OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

RS0855.001.0313 May 20, 2013

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/28/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Limited-Term Government Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	5/8/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	5/8/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	5/8/2013